Equity Investor Presentation June 30, 2013

Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10- K for the year ended December 31, 2012, filed with the SEC on March 18, 2013, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed with the SEC on August 8, 2013. Those documents are available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of June 30, 2013. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. This presentation is for general informational purposes only, is current only as of June 30, 2013, and should be read in conjunction with Farmer Mac’s above-referenced Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management’s view, core earnings is a useful alternative measure in understanding Farmer Mac’s economic performance, transaction economics and business trends. Core earnings differs from GAAP net income by excluding the effects of fair value accounting guidance, which are not expected to have a cumulative net impact on GAAP earnings if the financial instruments are held to maturity, as is generally expected. Core earnings also differs from GAAP net income by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac’s core business. A reconciliation to GAAP net income is contained in the Appendix. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2013 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 2

Table of Contents

- Overview and Highlights....................................4
- Business and Products....................................11
- Portfolio and Lines of Business.........................14
- Financial Performance....................................21
- Funding and Risk Management..........................25
- Appendix...29

3

FARMERMAC
Financing Rural America

Overview and Highlights 4

 Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural, rural housing and rural utilities loans – Broaden access and drive more efficient loan pricing – Reduce agricultural credit market volatility  Provides a diverse product suite to lenders – Loan purchases – Loan guarantees or purchase commitments (Standbys) – Loan financing products  Well-established and unique brand in agricultural and rural lending  25-year track record – Low credit losses – Steady core earnings growth 5 TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

6  Finance asset purchases through issuance of low-cost debt  Issue at narrow, GSE spreads to U.S. Treasuries  Robust worldwide demand for agricultural products  Strong profitability within agricultural sector  Expected future increases in rural utilities capital investment  Rigorous underwriting standards  Modest delinquencies  Low cumulative historical credit losses  Overhead / outstanding business volume ~ 25 bps  Outstanding business volume / total employees ~ $200 million per employee Funding Advantage Growth Prospects Quality Assets Operational Efficiency Consistent Returns  Steady core earnings growth  Core earnings return on equity ~ 20% to 25%

7 $5.4 $9.1 $11.7 $11.3 $5.3 $10.0 $12.9 $16.5 $7.9 $11.2 $13.4 $6.8 $12.6 $11.6 $0 $10 $20 $30 $40 $50 $60 2010 2011 2012 2013 M il li o n s Q4 Q3 Q2 Q1 $25.4 $42.9 $49.6 $27.8

8 $8.2 $8.1 $9.1 $8.5 $9.3 $1.4 $1.5 $1.6 $1.6 $1.7 $2.6 $2.3 $2.3 $2.2 $2.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2010 2011 2012 Q2 2012 Q2 2013 B il li o n s Rural Utilities USDA Guarantees Farm and Ranch $12.3 $13.6 Note: Includes on- and off-balance sheet outstanding business volume As of Year-end As of Quarter-end $12.2 $11.9 $13.0

9 $56.0 $54.6 $47.0 $33.9 1.30% 1.27% 1.07% 0.69% 0.52% 0.45% 0.38% 0.25% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0 $10 $20 $30 $40 $50 $60 Q2 2010 Q2 2011 Q2 2012 Q2 2013 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

$461 $475 $519 $492 $564 $160 $127 $145 $136 $179 $0 $50 $100 $150 $200 $250 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 Q2 2012 Q2 2013 M illio n s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) (1) (2) 10 (1) Core Capital defined as total equity less accumulated other comprehensive income (2) Excess Statutory Capital defined as Core Capital less statutory minimum capital As of Year-end As of Quarter-end

Business and Products 11

12 Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utility Cooperative Lenders: • National Rural Utilities Cooperative Finance Corp. • CoBank Farmers & Ranchers Rural Utility Cooperatives BORROWERS LOAN ORIGINATORS FARMER MAC Farm & Ranch: Loans $1.9B AgVantage $4.4B Standbys / AMBS(1) Guar. $3.0B Total $9.3B USDA Guarantees: USDA guaranteed portions $1.7B of loans Rural Utilities: Loans $1.0B AgVantage $1.6B Total $2.6B 68% of Total 20% of Total 12% of Total (1) Agricultural mortgage-backed securities (AMBS)

13 • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator • Reduce capital risk weightings • Originator maintains borrower relationships Loan Purchases Loan Guarantees: • Standbys • AMBS Guarantees PRODUCT TYPE FEATURES LINES OF BUSINESS F & R USDA RU Total $1.9B $1.7B $1.0B $4.6B 14% 12% 8% 34% $4.4B -- $1.6B $6.0B 32% 12% 44% $0.8B -- -- $0.8B 6% 6% $2.2B -- -- $2.2B 16% 16% Loan Financing: • AgVantage • AMBS • AgVantage: Originator retains loans; issues AgVantage securities • AMBS: Securitize loans; FM or the originator buys the AMBS Common Features: • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships Total $9.3B $1.7B $2.6B $13.6B

Portfolio and Lines of Business 14

15 $8.5 $8.5 $9.3 $1.4 $1.6 $1.7 $2.3 $2.2 $2.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q2 2011 Q2 2012 Q2 2013 B ill io n s Farm & Ranch USDA Guarantees Rural Utilities $2.8 $2.5 $2.9 $5.6 $5.3 $6.0 $2.4 $2.9 $3.0 $1.4 $1.6 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q2 2011 Q2 2012 Q2 2013 Bill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2)  $13.6 billion total business volume – 11% annual growth  Lines of business ($ and annual growth) – Farm & Ranch – $9.3B; +9% – USDA Guarantees – $1.7B; +6% – Rural Utilities – $2.6B; +18%  Product types – Loan purchases » USDA-guaranteed portions of loans are a distinct line of business – Loan financing » AgVantage bonds » AMBS – Loan guarantees » Standbys » AMBS Guarantees Lines of Business Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $12.2 $12.3 $13.6 $12.2 $12.3 $13.6

 Purchase or guarantee loans secured by first lien mortgages on agricultural real estate – Loans (spread) » Purchase and retain eligible whole loans » Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) » Issue purchase commitments (Standbys) for eligible loans » Guarantee scheduled payments on off-balance sheet AMBS – AgVantage (spread and fees) » Buy general obligation securities issued by loan originators » Secured by pools of eligible loans 16 $1.9 $1.5 $1.9 $2.4 $2.9 $3.0 $4.2 $4.1 $4.4 $0 $2 $4 $6 $8 $10 $12 Q2 2011 Q2 2012 Q2 2013 B ill io n s Loans Standbys / Guarantees AgVantage (1) (2) $8.5 $8.5 $9.3 Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS

17 Crops 49% Permanent Plantings 18% Livestock 25% Part-time Farm / Housing 4% AgStorage/ Processing 4% Northwest 10% Southwest 36% Mid-North 31% Mid-South 12% Northeast 5% Southeast 6% June 30, 2013 Commodity Type Geography

 Work with rural utility cooperative lenders (two eligible)  Rural utility borrowers are local monopolies – Represent ~10% of U.S. electricity sales and retail customers – Have cost-plus pricing – Loans secured by a first lien on all assets and future revenues  Product types similar to Farm & Ranch (but no Standbys at this time) 18 $0.8 $1.0 $1.0 $1.4 $1.2 $1.6 $0 $2 $4 Q2 2011 Q2 2012 Q2 2013 B ill io n s Loans AgVantage(1) Rural Utilities by Product Type (1) Includes loans underlying consolidated Rural Utilities Farmer Mac Guaranteed Securities $2.3 $2.2 $2.6

 U.S. Department of Agriculture guarantee on portions of private sector loans – USDA guarantee backed by full faith and credit of U.S. government  Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) 19 Note: OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.0 $1.2 $1.3 $0.1 $0.1 $0.1 $0 $1 $2 Q2 2011 Q2 2012 Q2 2013 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.4 $1.6 $1.7

 Rural Utilities has not had any delinquencies, nor any credit losses  USDA Guarantees has not had any credit losses  Farm & Ranch has cumulative credit losses of 0.17%, or approximately 1bp/year – Cumulative credit losses of $30 million – On $18.1 billion of cumulative originations 20 -$2 $0 $2 $4 $6 $8 $10 $12 Net Loss / (G a in ) M il li o n s Loan Origination Year Part Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance 21

 Core earnings of $16.5 million ($1.48 per diluted common share) – $3.6 million higher than second quarter 2012 – Strong credit performance and gain from sale of investment portfolio security  Total new business volume of $647 million – Driven by Farm & Ranch loan purchases of $226 million – Net total business volume growth of $158 million after repayments  Credit quality reflects the strength of the agricultural and rural utility sectors – 90-day delinquencies of $33.9 million (0.69% of Farm & Ranch loans), down from $47.0 million (1.07% of Farm & Ranch loans) in year-ago quarter  Core capital level exceeds statutory minimum capital levels by $179 million, or 47% 22

23 June 30, 2013 December 31, 2012 December 31, 2011 December 31, 2010 December 31, 2009 (in millions) Cash and cash equivalents $ 650.7 $ 785.6 $ 817.0 $ 729.9 $ 654.8 Investment securities 2,456.9 2,499.6 2,184.5 1,763.3 1,131.9 Farmer Mac guaranteed securities 5,058.9 4,766.3 4,289.3 2,907.3 3,399.0 USDA guaranteed securities 1,617.4 1,590.8 1,491.9 1,317.4 - Total loans 2,956.6 2,741.2 2,904.4 2,568.4 760.0 Allowance for loan losses (7.4) (11.4) (10.2) (9.8) (6.3) Total loans, net of allowance 2,949.2 2,729.8 2,894.2 2,558.6 753.7 Other assets 202.9 250.1 206.6 203.4 199.4 Total assets $ 12,936.0 $ 12,622.2 $ 11,883.5 $ 9,479.9 $ 6,138.8 Notes payable $ 11,958.8 $ 11,602.1 $ 10,192.8 $ 7,940.1 $ 5,571.6 Reserve for losses 6.1 5.5 7.4 10.3 7.9 Other liabilities 368.8 421.6 1,128.8 1,050.6 218.9 Total liabilities 12,333.7 12,029.2 11,329.0 $9,001.0 5,798.4 Total stockholders’ equity (1) 360.4 351.1 312.6 237.0 340.4 Non-controlling interest - preferred stock 241.9 241.9 241.9 241.9 - Total equity 602.3 593.0 554.5 478.9 340.4 Total liabilities and equity $ 12,936.0 $ 12,622.2 $ 11,883.5 $ 9,479.9 $ 6,138.8 (1) Includes $144.2 million of mezzanine equity for December 31, 2009

24 YTD Q2 2013 2012 2011 2010 Net effective spread: (in millions) Interest income $ 125.8 $ 274.9 $ 281.4 $ 243.3 Interest expense 73.5 168.3 192.0 176.8 Net effective spread 52.3 106.6 89.4 66.5 Non-interest income: Guarantee and commitment fees 13.8 26.6 28.1 28.7 Other income 3.5 1.4 1.2 2.0 Non-interest income 17.3 28.0 29.3 30.7 Non-interest expenses: Provision for/(release of losses) 0.5 1.9 (2.3) 4.3 Compensation and employee benefits 9.3 19.2 17.9 17.2 General and administrative 5.6 11.1 9.7 8.6 Other non-interest expenses 0.4 2.4 3.9 4.4 Non-interest expense 15.8 34.6 29.2 34.5 Core earnings before income taxes 53.8 100.0 89.5 62.7 Income tax expense 13.2 25.3 21.5 12.5 Core earnings before preferred stock dividends 40.6 74.7 68.0 50.2 Preferred stock dividends (12.8) (25.1) (25.1) (24.8) Core earnings $ 27.8 $ 49.6 $ 42.9 $ 25.4

Funding and Risk Management 25

 Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread  Debt securities trade at narrow spreads to comparable maturity Treasuries * As of August 22, 2013  Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions 26 Maturity (Years) 1 3 5 10 Spread to Treasury* 8 bps 25 bps 45 bps 87 bps

 Match funding asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency  Manage prepayment risk on mortgages – Callable debt and bullet issuance across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps  Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity 27

 Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 60 days of liquidity required by regulation  $3.1 billion investment portfolio at quarter-end – Cash and highly-rated investment securities – Conservative portfolio goals » Minimize exposure to market volatility » Preservation of capital » Ready access to cash – Provided 178 days of liquidity at quarter-end  Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac guarantee obligations – Farmer Mac has never used this line of credit 28 Cash & Equiv. 21% Guar. by GSEs and other U.S. Gov't. Agencies 68% Corporate Debt Securities 6% ABS backed by U.S. Gov’t. Guar. Student Loans 5% Liquidity Portfolio

Appendix 29

30 YTD 2Q 2013 2012 2011 2010 (dollars in thousands, except per share amounts) Core Earnings $27,843 $49,642 $42,907 $25,365 Core Earnings per Diluted Share $2.49 $4.51 $3.97 $2.39 Net Effective Spread ($) $52,326 $106,557 $89,419 $66,478 Net Effective Spread (%) 0.88% 0.95% 0.96% 1.06% Guarantee & Commitment Fees $13,371 $24,963 $24,821 $24,091 Excess Statutory Capital $179,100 $145,000 $126,500 $159,600 Common Stock Dividends per Share $0.24 $0.40 $0.20 $0.20 Outstanding Business Volume $13,595,518 $13,015,188 $11,913,302 $12,216,709 90-Day Delinquencies – Farm & Ranch 0.69% 0.70% 0.93% 1.63% Charge-Offs $3,884 $2,501 $252 $605 Book Value per Share $27.91 $27.43 $24.63 $17.45 Core Earnings Return on Equity 23% 25% 25% 17%

31 2013 2Q YTD 2012 2011 2010 Core earnings $27,843 $49,642 $42,907 $25,365 Reconciling items (after-tax effects): Unrealized gains/(losses) on financial derivatives and hedging activities 16,733 4,325 (30,930) 13,046 Unrealized (losses)/gains on trading assets (76) 200 2,246 3,426 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (1,182) (7,266) (3,692) (7,617) Net effects of settlements on agency forwards 617 856 (2,523) (670) Lower of cost or fair value adjustments on loans held for sale - (3,863) 5,776 (5,686) Issuance costs on the retirement of preferred stock - - - (5,784) GAAP net income attributable to common stockholders $43,935 $43,894 $13,784 $22,080 (in thousands) Core Earnings by Period Ended

32 Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield For the quarter ended: June 30, 2013 16,325$ 1.30% 2,738$ 0.68% 3,033$ 0.46% 3,967$ 0.58% 26,063$ 0.87% March 31, 2013 16,049 1.32% 2,933 0.73% 3,014 0.51% 4,267 0.59% 26,263 0.90% December 31, 2012 16,133 1.36% 2,869 0.74% 3,155 0.55% 4,303 0.56% 26,460 0.91% September 30, 2012 16,839 1.46% 2,830 0.73% 3,109 0.57% 4,478 0.57% 27,256 0.95% June 30, 2012 16,749 1.54% 2,790 0.74% 3,006 0.55% 4,664 0.64% 27,209 0.99% March 31, 2012 14,874 1.45% 2,766 0.75% 3,177 0.54% 4,815 0.66% 25,632 0.94% December 31, 2011 15,442 1.57% 2,693 0.74% 3,152 0.54% 4,735 0.71% 26,022 1.00% September 30, 2011 13,542 1.52% 2,705 0.77% 3,046 0.53% 3,472 0.55% 22,765 0.93% June 30, 2011 11,318 1.65% 2,724 0.79% 3,087 0.54% 3,860 0.62% 20,989 0.95% (dollars in thousands) Net Effective Spread by Business Segment Farm & Ranch USDA Guarantees Rural Utilities Corporate Net Effective Spread

Farmer Mac's Core Earnings History

	Core Earnings by Quarter Ended								
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
					(in thousands)				
Revenues:									
Net effective spread	$ 26,063	$ 26,263	$ 26,460	$ 27,256	$ 27,209	$ 25,632	$ 26,022	$ 22,765	$ 20,989
Guarantee and commitment fees	6,954	6,792	6,764	6,591	6,607	6,660	6,740	6,930	7,159
Other	3,274	187	393	384	(294)	18	55	(680)	46
Total revenues	36,291	33,242	33,617	34,231	33,522	32,310	32,817	29,015	28,194
Credit related expenses:									
(Release of)/provisions for losses	(704)	1,176	1,157	94	174	450	(118)	(801)	(775)
REO operating expenses	259	126	47	66	15	6	82	142	231
(Gains)/losses on sale of REO	(1,124)	(47)	(629)	13	(262)	-	(254)	4	(627)
Total credit related expenses	(1,569)	1,255	575	173	(73)	456	(290)	(655)	(1,171)
Operating expenses:									
Compensation & employee benefits	4,571	4,698	5,752	4,375	4,574	4,485	3,916	4,805	4,666
General & Administrative	2,715	2,917	2,913	2,788	2,664	2,758	2,315	2,505	2,656
Regulatory fees	594	594	594	562	562	563	563	550	573
Total operating expenses	7,880	8,209	9,259	7,725	7,800	7,806	6,794	7,860	7,895
Net earnings	29,980	23,777	23,783	26,333	25,795	24,048	26,313	21,810	21,470
Income taxes	7,007	6,081	5,914	6,682	6,627	6,028	7,471	4,316	5,162
Non-controlling interest	5,547	5,547	5,546	5,547	5,547	5,547	5,546	5,547	5,547
Preferred stock dividends	881	851	720	719	720	720	720	719	720
Core earnings	$16,545	$11,298	$11,603	$13,385	$12,901	$11,753	$12,576	$11,228	$10,041

33

FARMERMAC
Financing Rural America

34 Jun-13 Mar-13 Dec-12 Sep-12 Jun-12 Mar-12 Dec-11 Sep-11 Jun-11 Core earnings $16,545 $11,298 $11,603 $13,385 $12,901 $11,753 $12,576 $11,228 $10,041 Reconciling items (after-tax effects): Unrealized gains/(losses) on financial derivatives and hedging activities 11,021 5,712 4,719 3,456 (14,035) 10,185 386 (35,857) (4,439) Unrealized (losses)/gains on trading assets (212) 136 1,778 (286) (2,006) 714 2,476 (2,361) 1,280 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (564) (618) (4,534) (873) (901) (958) (1,875) (1,154) (963) Net effects of settlements on agency forwards 955 (338) (102) 699 (250) 509 (240) (1,291) (647) Lower of cost or fair value adjustments on loans held for sale - - (3,863) - - - - 6,403 (102) GAAP net income/(loss) attributable to common stockholders $27,745 16,190$ 9,601$ 16,381$ (4,291)$ 22,203$ 13,323$ (23,032)$ 5,170$ (in thousands) Core Earnings by Quarter Ended

 Regulated by the SEC under federal securities laws since initial charter  Subject to NYSE rules and regulations since 1999  Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information)  Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate 35

 Class A Voting Common Stock 1.0 Million – NYSE traded “AGM.A” – Ownership restricted to Financial Institutions  Class B Voting Common Stock 0.5 Million – Not publicly traded – Ownership restricted to Farm Credit System Institutions  Class C Non-Voting Common Stock 9.3 Million – NYSE traded “AGM” – No ownership restrictions 36 Number of Shares

Agricultural Land Values


Agricultural Land Values
Cropland Values
All Farm Real Estate
Average Value Per Acre
4000
3500
3000
2500
2000
1500
1000
500
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446

34

FARMERMAC
Financing Rural America

2013 Forecast as of 2/11/13 Source: USDA Farm Sector & Household Income 0 20 40 60 80 100 120 140 $ B ill io n s 30 yr average Real Net Farm Income Debt-to-Asset Ratio  Agricultural sector using favorable conditions to reduce leverage  Conditions have remained favorable due to high levels of net cash income over the past several years  Real 2013 net farm income is expected to be $110 billion 38